Exhibit 99.2

PMA Capital Corporation
Statistical Supplement
First Quarter - 2008

Table of Contents
Page
Consolidated Highlights:
Selected Financial Data	1
Consolidated Statements of Operations - Per Share Data	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Assets and Liabilities of Discontinued Operations; Selected Balance Sheet Items - Fronting Agreements;
Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group	5
Invested Assets and Net Investment Income; Debt	6

Segment Information:
Statements of Operations - Consolidating	7 - 8
Statements of Operations - PMA Insurance Group	9
Insurance Ratios - PMA Insurance Group	10
Components of Direct Premiums Written - PMA Insurance Group	11
Statements of Operations - Fee-based Business	12
Statements of Operations - Corporate & Other	13
Statements of Operations - Discontinued Operations	14

Operating Cash Flow Information:
Operating Cash Flows - Consolidated	15
Operating Cash Flows - PMA Insurance Group	16
Operating Cash Flows - Fee-based Business	17

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool	18

Other Information:
Industry Ratings and Market Information	19

Legend:
NM - Not Meaningful

Operating income, which we define as GAAP net income (loss) excluding net realized investment gains and losses and the results from discontinued operations, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our businesses.  Net realized investment activity is excluded because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments.  Operating income does not replace net income (loss) as the GAAP measure of our consolidated results of operations.  See page 1 for a reconciliation of operating results by segment to GAAP net income (loss).

This Page Intentionally Left Blank

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2007	2007	2007	2007	2008	Quarter

Direct Premiums Written	$160,775	$110,958	$146,547	$91,416	$140,431	-12.7%

Net Premiums Written	$125,737	$81,656	$116,116	$71,189	$113,783	-9.5%

Revenues:
Net premiums earned	$93,839	$97,014	$93,773	$93,617	$85,596	-8.8%
Claims service revenues	7,665	7,535	7,595	11,239	11,952	55.9%
Commission income	-	-	-	3,005	4,281	NM
Net investment income	9,754	9,951	9,914	9,973	9,435	-3.3%
Net realized investment gains (losses)	978	(1,134)	153	566	3,518	NM
Other revenues	107	32	33	168	146	36.4%
Total revenues	$112,343	$113,398	$111,468	$118,568	$114,928	2.3%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$10,930	$7,799	$11,702	$7,614	$13,619	24.6%
Fee-based Business	793	601	661	1,669	2,186	NM
Corporate & Other	(5,095)	(4,893)	(4,573)	(5,003)	(5,011)	1.6%
Pre-tax operating income	6,628	3,507	7,790	4,280	10,794	62.9%
Income tax expense	2,384	1,263	2,711	1,464	3,811	59.9%
After-tax operating income	4,244	2,244	5,079	2,816	6,983	64.5%
Net realized investment gains (losses) after tax	636	(737)	99	368	2,287	NM
Income from continuing operations	4,880	1,507	5,178	3,184	9,270	90.0%
Loss from discontinued operations after tax	(1,534)	(1,016)	(13,981)	(40,746)	(2,439)	-59.0%
Net income (loss)	$3,346	$491	$(8,803)	$(37,562)	$6,831	NM

Diluted Earnings (Loss) Per Share:
After-tax operating income	$0.13	$0.07	$0.16	$0.09	$0.22	69.2%
Realized gains (losses) after tax	0.02	(0.03)	-	0.01	0.07	NM
Income from continuing operations	0.15	0.04	0.16	0.10	0.29	93.3%
Loss from discontinued operations after tax	(0.05)	(0.03)	(0.43)	(1.27)	(0.08)	-60.0%
Net income (loss)	$0.10	$0.01	$(0.27)	$(1.17)	$0.21	NM

Capitalization:
Debt	$130,822	$144,629	$135,072	$131,262	$129,790	-0.8%
Shareholders' equity excluding FAS 115 unrealized gain (loss)	424,894	420,150	409,263	374,603	381,255	-10.3%
Total capitalization excluding FAS 115 unrealized gain (loss)	555,716	564,779	544,335	505,865	511,045	-8.0%
FAS 115 unrealized gain (loss)	(1,084)	(9,179)	(2,138)	3,981	2,464	NM
Total capitalization including FAS 115 unrealized gain (loss)	$554,632	$555,600	$542,197	$509,846	$513,509	-7.4%

Book Value Per Share:
Excluding FAS 115 unrealized gain (loss)	$13.02	$13.06	$12.82	$11.79	$12.00	-7.8%
Including FAS 115 unrealized gain (loss)	$12.99	$12.78	$12.75	$11.92	$12.08	-7.0%

Debt to Total Capital:
Excluding FAS 115 unrealized gain (loss)	23.5%	25.6%	24.8%	25.9%	25.4%	8.1%
Including FAS 115 unrealized gain (loss)	23.6%	26.0%	24.9%	25.7%	25.3%	7.2%

Interest Coverage:
Income from continuing operations before interest
and income taxes to interest expense	3.70	1.83	3.58	2.62	6.14	65.9%

Operating income from continuing operations before
interest and income taxes to interest expense	3.35	2.23	3.53	2.43	4.87	45.4%

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2007	2007	2007	2008

Diluted Earnings (Loss) Per Share:

Pre-tax operating income	$0.20	$0.11	$0.24	$0.13	$0.34

After-tax operating income	$0.13	$0.07	$0.16	$0.09	$0.22

Income from continuing operations	$0.15	$0.04	$0.16	$0.10	$0.29

Loss from discontinued operations after tax	(0.05)	(0.03)	(0.43)	(1.27)	(0.08)

Net income (loss)	$0.10	$0.01	$(0.27)	$(1.17)	$0.21

Diluted weighted average common
shares outstanding	32,928,195	32,838,046	32,412,070	32,079,673	31,942,896

Dividends declared:
Class A Common Stock	$-	$-	$-	$-	$-

Actual common shares issued
and outstanding	32,630,669	32,163,072	31,920,486	31,761,106	31,765,817

Class A Common Stock prices:
High	$9.77	$11.40	$11.17	$10.69	$9.14
Low	$8.40	$9.12	$8.63	$8.05	$7.45
Close	$9.39	$10.69	$9.50	$8.22	$8.54

PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2007	2007	2007	2007	2008	Quarter

Gross Premiums Written	$164,564	$115,258	$149,436	$94,914	$143,541	-12.8%

Net Premiums Written	$125,737	$81,656	$116,116	$71,189	$113,783	-9.5%

Revenues:
Net premiums earned	$93,839	$97,014	$93,773	$93,617	$85,596	-8.8%
Claims service revenues	7,665	7,535	7,595	11,239	11,952	55.9%
Commission income	-	-	-	3,005	4,281	NM
Net investment income	9,754	9,951	9,914	9,973	9,435	-3.3%
Net realized investment gains (losses)	978	(1,134)	153	566	3,518	NM
Other revenues	107	32	33	168	146	36.4%
Total revenues	112,343	113,398	111,468	118,568	114,928	2.3%

Expenses:
Losses and loss adjustment expenses	65,919	67,965	63,163	66,152	59,922	-9.1%
Acquisition expenses	18,779	18,759	18,182	18,027	14,692	-21.8%
Operating expenses	15,601	19,411	16,900	24,629	22,333	43.2%
Dividends to policyholders	1,622	2,047	2,205	1,916	882	-45.6%
Interest expense	2,816	2,843	3,075	2,998	2,787	-1.0%
Total losses and expenses	104,737	111,025	103,525	113,722	100,616	-3.9%

Pre-tax income	7,606	2,373	7,943	4,846	14,312	88.2%

Income tax expense (benefit):
Current	-	200	537	(321)	-	NM
Deferred	2,726	666	2,228	1,983	5,042	85.0%

Total income tax expense	2,726	866	2,765	1,662	5,042	85.0%

Income from continuing operations	4,880	1,507	5,178	3,184	9,270	90.0%

Loss from discontinued operations after tax	(1,534)	(1,016)	(13,981)	(40,746)	(2,439)	-59.0%

Net income (loss)	$3,346	$491	$(8,803)	$(37,562)	$6,831	NM

Pre-tax operating income from continuing operations	$6,628	$3,507	$7,790	$4,280	$10,794	62.9%

After-tax operating income from continuing operations	$4,244	$2,244	$5,079	$2,816	$6,983	64.5%

PMA Capital Corporation
Consolidated Balance Sheets
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2007	2007	2007	2008

Assets:
Investments in fixed maturities available for sale	$735,048	$733,083	$725,637	$728,725	$719,570
Investments in fixed maturities trading	-	16,760	-	-	-
Short-term investments	57,675	79,632	83,618	78,426	78,086
Total investments	792,723	829,475	809,255	807,151	797,656

Cash	5,028	5,228	4,164	15,828	14,552
Accrued investment income	5,400	5,438	5,789	5,768	5,462
Premiums receivable	251,073	248,049	254,804	222,140	239,783
Reinsurance receivables	730,854	745,269	795,118	795,938	818,789
Prepaid reinsurance premiums	40,430	41,455	41,354	32,361	28,977
Deferred income taxes, net	97,565	101,696	103,284	118,857	116,342
Deferred acquisition costs	41,726	37,889	42,626	37,404	42,547
Funds held by reinsureds	35,610	37,879	40,150	42,418	44,622
Intangible assets	-	-	-	22,779	22,589
Other assets	84,981	92,518	92,176	105,341	115,255
Assets of discontinued operations	642,615	534,091	525,710	375,656	348,921
Total assets	$2,728,005	$2,678,987	$2,714,430	$2,581,641	$2,595,495

Liabilities:
Unpaid losses and loss adjustment expenses	$1,168,457	$1,181,143	$1,206,550	$1,212,956	$1,227,287
Unearned premiums	249,689	235,356	257,598	226,178	250,981
Debt	130,822	144,629	135,072	131,262	129,790
Accounts payable, accrued expenses
and other liabilities	161,596	181,532	173,242	195,895	191,029
Reinsurance funds held and balances payable	47,836	52,629	44,884	39,324	39,287
Dividends to policyholders	4,483	4,179	4,730	5,839	5,845
Liabilities of discontinued operations	541,312	468,548	485,229	391,603	367,557
Total liabilities	2,304,195	2,268,016	2,307,305	2,203,057	2,211,776

Shareholders' Equity:
Class A Common Stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	110,527	110,318	110,687	111,088	111,588
Retained earnings	183,611	183,019	174,190	136,627	143,418
Accumulated other comprehensive loss	(15,675)	(23,569)	(16,673)	(6,663)	(8,917)
Treasury stock, at cost	(25,743)	(29,887)	(32,169)	(33,558)	(33,460)
Total shareholders' equity	423,810	410,971	407,125	378,584	383,719
Total liabilities and shareholders' equity	$2,728,005	$2,678,987	$2,714,430	$2,581,641	$2,595,495

PMA Capital Corporation
Assets and Liabilities of Discontinued Operations
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th		1st
	Quarter	Quarter	Quarter	Quarter		Quarter
	2007	2007	2007	2007		2008

Assets
Investments	$158,379	$89,109	$71,486	$219,678		$186,466
Cash	4,896	3,266	4,524	5,665		10,305
Reinsurance receivables	311,624	306,000	312,175	150,097		144,994
Other assets	167,716	135,716	137,525	216	[1]	7,156	[1]
Assets of discontinued operations	$642,615	$534,091	$525,710	$375,656		$348,921

Liabilities
Unpaid losses and loss adjustment expenses	$452,495	$382,182	$379,920	$339,077		$317,165
Other liabilities	88,817	86,366	105,309	52,526		50,392
Liabilities of discontinued operations	$541,312	$468,548	$485,229	$391,603		$367,557

[1] Includes write-down of net assets of Run-off Operations to fair value less cost to sell.

PMA Capital Corporation
Selected Balance Sheet Items - Fronting Agreements
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2007	2007	2007	2008

Assets
Premiums receivable	$25,810	$28,418	$31,136	$27,847	$22,714
Reinsurance receivables	6,200	13,035	21,799	30,377	37,711
Prepaid reinsurance premiums	23,724	27,307	26,188	22,665	16,956
Deferred acquisition costs	-	140	231	254	189
Other assets	561	3,108	3,375	7,332	7,285

Liabilities
Unpaid losses and loss adjustment expenses	$6,200	$13,064	$21,855	$30,978	$38,739
Unearned premiums	23,724	27,897	27,338	24,413	18,500
Reinsurance funds held and balances payable	22,209	23,224	24,652	21,333	16,510
Other liabilities	3,730	6,890	7,435	11,511	11,564

PMA Capital Corporation
Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2007	2007	2007	2008

Balance Sheet
Balance, beginning of period	$36,239	$41,726	$37,889	$42,626	$37,404

Policy acquisition costs deferred	24,266	14,922	22,919	12,805	19,835
Amortization of policy acquisition costs	(18,779)	(18,759)	(18,182)	(18,027)	(14,692)
Net change	5,487	(3,837)	4,737	(5,222)	5,143

Balance, end of period	$41,726	$37,889	$42,626	$37,404	$42,547

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2007	2007	2007	2008

Total Investments & Cash
As reported	$797,751	$834,703	$813,419	$822,979	$812,208
Less:
Unrealized gain (loss)	(1,668)	(14,121)	(3,289)	6,125	3,791
Unrealized loss and accrued income - trading	-	(3,240)	-	-	-
Total adjusted investments & cash	$799,419	$852,064	$816,708	$816,854	$808,417

Net Investment Income
As reported	$9,754	$9,951	$9,914	$9,973	$9,435
Less:
Ceded funds held	(393)	(596)	(529)	(676)	(506)
Total adjusted investment income	$10,147	$10,547	$10,443	$10,649	$9,941

Yield
As reported	4.92%	4.88%	4.81%	4.88%	4.62%
Investment portfolio	5.10%	5.11%	5.01%	5.22%	4.89%

Duration (in years)	3.6	3.9	3.8	3.7	3.8

PMA Capital Corporation
Debt
(Dollar Amounts in Thousands)

	Amount
	Outstanding	Maturity
Junior subordinated debt [1]	$64,435	2033 - 2037
8.50% senior notes	54,900	2018
Surplus notes [2]	10,000	2035
4.25% convertible debt	455	2022[3]
Total long-term debt	$129,790

[1]	Weighted average interest rate on junior subordinated debt is 6.86% as of March 31, 2008.
[2]	Interest rate on surplus notes is 7.61% as of March 31, 2008.
[3]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2008, 2010, 2012 and 2017.  This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended March 31, 2008
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other[1]	Consolidated

Gross Premiums Written	$143,663	$-	$(122)	$143,541

Net Premiums Written	$113,905	$-	$(122)	$113,783

Revenues:
Net premiums earned	$85,718	$-	$(122)	$85,596
Claims service revenues	-	12,108	(156)	11,952
Commission income	-	4,281	-	4,281
Net investment income	9,099	161	175	9,435
Other revenues	-	102	44	146
Operating revenues	94,817	16,652	(59)	111,410

Losses and Expenses:
Losses and loss adjustment expenses	59,922	-	-	59,922
Acquisition expenses	14,692	-	-	14,692
Operating expenses	5,488	14,466	2,379	22,333
Dividends to policyholders	882	-	-	882
Total losses and expenses	80,984	14,466	2,379	97,829

Operating income (loss) before income taxes
and interest expense	13,833	2,186	(2,438)	13,581

Interest expense	214	-	2,573	2,787

Pre-tax operating income (loss)	$13,619	$2,186	$(5,011)	10,794

Net realized investment gains				3,518

Pre-tax income				$14,312

[1]	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended March 31, 2007
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other[1]	Consolidated

Gross Premiums Written	$164,720	$-	$(156)	$164,564

Net Premiums Written	$125,893	$-	$(156)	$125,737

Revenues:
Net premiums earned	$93,995	$-	$(156)	$93,839
Claims service revenues	-	7,665	-	7,665
Net investment income	9,555	164	35	9,754
Other revenues	-	-	107	107
Operating revenues	103,550	7,829	(14)	111,365

Losses and Expenses:
Losses and loss adjustment expenses	65,919	-	-	65,919
Acquisition expenses	18,779	-	-	18,779
Operating expenses	6,051	7,036	2,514	15,601
Dividends to policyholders	1,622	-	-	1,622
Total losses and expenses	92,371	7,036	2,514	101,921

Operating income (loss) before income taxes
and interest expense	11,179	793	(2,528)	9,444

Interest expense	249	-	2,567	2,816

Pre-tax operating income (loss)	$10,930	$793	$(5,095)	6,628

Net realized investment gains				978

Pre-tax income				$7,606

[1]
Corporate & Other includes the effect of eliminating transactions between the operating segments.  Effective in the fourth quarter of 2007, the Company reported the results of its former Run-off Operations segment as discontinued operations.  As a result of this change, the Corporate & Other segment was impacted by investment income previously eliminated in the Corporate & Other segment.  For comparative purposes, all prior periods have been reclassified to reflect this change.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group [1]
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2007	2007	2007	2007	2008	Quarter

Gross Premiums Written	$164,720	$115,418	$149,591	$95,070	$143,663	-12.8%

Net Premiums Written	$125,893	$81,816	$116,271	$71,345	$113,905	-9.5%

Revenues:
Net premiums earned	$93,995	$97,174	$93,928	$93,773	$85,718	-8.8%
Net investment income	9,555	9,578	9,397	9,406	9,099	-4.8%
Total revenues	103,550	106,752	103,325	103,179	94,817	-8.4%

Losses and Expenses:
Losses and loss adjustment expenses	65,919	67,965	63,163	66,152	59,922	-9.1%
Acquisition expenses	18,779	18,759	18,182	18,027	14,692	-21.8%
Operating expenses	6,051	9,931	7,819	9,223	5,488	-9.3%
Dividends to policyholders	1,622	2,047	2,205	1,916	882	-45.6%
Total losses and expenses	92,371	98,702	91,369	95,318	80,984	-12.3%

Operating income before income taxes
and interest expense	11,179	8,050	11,956	7,861	13,833	23.7%

Interest expense	249	251	254	247	214	-14.1%

Pre-tax operating income	$10,930	$7,799	$11,702	$7,614	$13,619	24.6%

[1]
Beginning in the fourth quarter of 2007, the results of PMA Insurance Group no longer include those of PMA Management Corp.  The results of PMA Management Corp. are currently included within the segment results of the Company's Fee-based Business.  For comparative purposes, the financial results of PMA Insurance Group and PMA Management Corp. have been reclassified in all prior periods to reflect this change.

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group

	1st	2nd	3rd	4th	1st	Point Chg.
	Quarter	Quarter	Quarter	Quarter	Quarter	1st Quarter
	2007	2007	2007	2007	2008	Better (Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	70.1%	69.9%	67.2%	70.5%	69.9%	0.2

Expense ratio:
Acquisition expenses	20.0%	19.3%	19.4%	19.2%	17.1%	2.9
Operating expenses	6.4%	10.3%	8.4%	9.9%	6.5%	(0.1)
Total expense ratio	26.4%	29.6%	27.8%	29.1%	23.6%	2.8

Policyholders' dividend ratio	1.7%	2.1%	2.3%	2.0%	1.0%	0.7
Combined ratio	98.2%	101.6%	97.3%	101.6%	94.5%	3.7

Net investment income ratio	-10.2%	-9.9%	-10.0%	-10.0%	-10.6%	0.4
Operating ratio	88.0%	91.7%	87.3%	91.6%	83.9%	4.1

PMA Capital Corporation
Components of Direct Premiums Written - PMA Insurance Group
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	Twelve
	Quarter	Quarter	Quarter	Quarter	Months
	2006	2006	2006	2006	2006

Direct premium production	$127,138	$92,932	$126,858	$78,751	$425,679
Fronting premiums	-	-	2,086	12,704	14,790
Premium adjustments	435	(498)	(1,452)	(7,327)	(8,842)
Direct premiums written	$127,573	$92,434	$127,492	$84,128	$431,627

	1st	2nd	3rd	4th	Twelve
	Quarter	Quarter	Quarter	Quarter	Months
	2007	2007	2007	2007	2007

Direct premium production	$143,389	$96,316	$137,144	$83,103	$459,952
Fronting premiums	18,401	14,936	13,707	12,796	59,840
Premium adjustments	(859)	(134)	(4,149)	(4,327)	(9,469)
Direct premiums written	$160,931	$111,118	$146,702	$91,572	$510,323

	1st
	Quarter
	2008

Direct premium production	$146,608
Fronting premiums	8,143
Premium adjustments	(14,198)
Direct premiums written	$140,553

PMA Capital Corporation
Statements of Operations - Fee-based Business [1]
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2007	2007	2007	2007	2008	Quarter

Revenues:
Claims service revenues	$7,665	$7,535	$7,595	$11,239	$12,108	58.0%
Commission income	-	-	-	3,005	4,281	NM
Net investment income	164	180	193	435	161	-1.8%
Other revenues	-	-	-	113	102	NM
Total revenues	7,829	7,715	7,788	14,792	16,652	NM

Expenses:
Operating expenses	7,036	7,114	7,127	13,123	14,466	NM
Total expenses	7,036	7,114	7,127	13,123	14,466	NM

Pre-tax operating income	$793	$601	$661	$1,669	$2,186	NM

[1]
As a result of the Company's acquisition of Midlands at the beginning of the fourth quarter of 2007, the combined operating results of PMA Management Corp. and Midlands have been reported in a new reporting segment, Fee-based Business.  For comparative purposes, all prior periods have been reclassified to reflect this change.  Fee-based Business operating results include only the operating results of Midlands from the date of acquisition.

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2007	2007	2007	2007	2008	Quarter

Gross Premiums Written	$(156)	$(160)	$(155)	$(156)	$(122)	21.8%

Net Premiums Written	$(156)	$(160)	$(155)	$(156)	$(122)	21.8%

Revenues:
Net premiums earned	$(156)	$(160)	$(155)	$(156)	$(122)	21.8%
Claims service revenues	-	-	-	-	(156)	NM
Net investment income [1]	35	193	324	132	175	NM
Other revenues	107	32	33	55	44	-58.9%
Total revenues	(14)	65	202	31	(59)	NM

Expenses:
Operating expenses	2,514	2,366	1,954	2,283	2,379	-5.4%
Total expenses	2,514	2,366	1,954	2,283	2,379	-5.4%

Operating loss before income taxes
and interest expense	(2,528)	(2,301)	(1,752)	(2,252)	(2,438)	3.6%

Interest expense	2,567	2,592	2,821	2,751	2,573	0.2%

Pre-tax operating loss	$(5,095)	$(4,893)	$(4,573)	$(5,003)	$(5,011)	1.6%

[1]
Effective in the fourth quarter of 2007, the Company reported the results of its former Run-off Operations segment as discontinued operations.  As a result of this change, the Corporate & Other segment was impacted by investment income previously eliminated in the Corporate & Other segment.  For comparative purposes, all prior periods have been reclassified to reflect this change.

PMA Capital Corporation
Statements of Operations - Discontinued Operations [1]
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2007	2007	2007	2007	2008	Quarter

Gross Premiums Written	$1,507	$1,994	$1,603	$(301)	$2,331	54.7%

Net Premiums Written	$1,495	$1,994	$1,216	$680	$2,439	63.1%

Revenues:
Net premiums earned	$1,193	$517	$1,105	$656	$1,026	-14.0%
Net investment income [1]	786	1,221	777	60	128	-83.7%
Total revenues	1,979	1,738	1,882	716	1,154	-41.7%

Losses and Expenses:
Losses and loss adjustment expenses	1,107	185	22,447	274	9,280	NM
Acquisition expenses	359	254	39	239	85	-76.3%
Operating expenses	1,465	2,242	1,689	2,111	2,782	89.9%
Impairment charge / valuation adjustment	-	-	-	61,482	(6,480)	NM
Total losses and expenses	2,931	2,681	24,175	64,106	5,667	93.3%

Pre-tax operating loss from discontinued operations	(952)	(943)	(22,293)	(63,390)	(4,513)	NM

Income tax benefit	(333)	(330)	(7,803)	(22,187)	(1,580)	NM

After-tax operating loss from discontinued operations	(619)	(613)	(14,490)	(41,203)	(2,933)	NM

Realized gains (losses) after tax	(915)	(403)	509	457	494	NM

Loss from discontinued operations	$(1,534)	$(1,016)	$(13,981)	$(40,746)	$(2,439)	-59.0%

[1]
Effective in the fourth quarter of 2007, the Company reported the results of its former Run-off Operations segment as discontinued operations.  As a result of this change, the discontinued operations were impacted by investment income previously eliminated in the Corporate & Other segment.  For comparative purposes, all prior periods have been reclassified to reflect this change.

Note: The net results from discontinued operations are reported as a separate line item below "Income from continuing operations" in the consolidated statements of operations.

PMA Capital Corporation
Operating Cash Flows - Consolidated[1]
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th		1st
	Quarter	Quarter	Quarter	Quarter		Quarter
	2007	2007	2007	2007		2008

Receipts:
Premiums collected	$92,259	$87,468	$99,713	$95,709		$93,222
Claims service, commissions and other revenues	8,047	6,588	8,097	19,473		14,097
Investment income received	10,504	10,605	9,981	10,730		10,623
Total receipts	110,810	104,661	117,791	125,912		117,942

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	4,605	15,005	20,704	24,466		4,991
Losses and LAE paid - prior years	62,815	51,295	61,340	34,968		61,577
Total losses and LAE paid	67,420	66,300	82,044	59,434		66,568
Operating expenses paid	37,393	28,060	32,950	36,995		44,966
Commissions and premiums paid	-	-	-	7,792		922
Policyholders' dividends paid	499	1,878	690	791		1,138
Interest on corporate debt	3,082	2,446	2,888	3,396		2,926
Total disbursements	108,394	98,684	118,572	108,408		116,520

Net other	3,650	(5,728)	(4,183)	793		(5,637)

Net operating cash flows from continuing operations	6,066	249	(4,964)	18,297		(4,215)
Net operating cash flows from discontinued operations	(22,293)	(35,532)	(18,174)	143,177	[2]	(31,345)
Net operating cash flows	$(16,227)	$(35,283)	$(23,138)	$161,474		$(35,560)

[1]
Effective in the fourth quarter of 2007, the Company reported the operating cash flows of its former Run-off Operations segment as discontinued operations.  For comparative purposes, all prior periods have been reclassified to reflect this change.

[2]	Includes $172 million received for commutation of adverse development cover reinsurance.

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group[1]
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2007	2007	2007	2008

Receipts:
Premiums collected	$92,259	$87,468	$99,713	$95,709	$93,222
Investment income received	10,339	10,426	9,788	10,292	10,462
Total receipts	102,598	97,894	109,501	106,001	103,684

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	4,605	15,005	20,704	24,466	4,991
Losses and LAE paid - prior years	62,815	51,295	61,340	34,968	61,577
Total losses and LAE paid	67,420	66,300	82,044	59,434	66,568
Operating expenses paid	30,207	20,985	25,806	22,146	32,454
Policyholders' dividends paid	499	1,878	690	791	1,138
Interest on corporate debt	252	244	252	252	245
Total disbursements	98,378	89,407	108,792	82,623	100,405

Net other	(1,795)	(7,701)	(6,333)	(15,631)	(3,412)

Net operating cash flows	$2,425	$786	$(5,624)	$7,747	$(133)

[1]
Beginning in the fourth quarter of 2007, the operating cash flows of PMA Insurance Group no longer include those of PMA Management Corp.  The operating cash flows of PMA Management Corp. are currently included within the segment operating cash flows of the Company's Fee-based Business.  For comparative purposes, all prior periods have been reclassified to reflect this change.

PMA Capital Corporation
Operating Cash Flows - Fee-based Business[1]
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2007	2007	2007	2008

Receipts:
Claims service, commissions and other revenues	$8,047	$6,588	$8,097	$19,473	$14,097
Investment income received	165	179	193	438	161
Total receipts	8,212	6,767	8,290	19,911	14,258

Disbursements:
Operating expenses paid	7,186	7,075	7,144	14,849	12,512
Commissions and premiums paid	-	-	-	7,792	922
Total disbursements	7,186	7,075	7,144	22,641	13,434

Net other	(1,150)	(2,326)	(105)	(48)	977

Net operating cash flows	$(124)	$(2,634)	$1,041	$(2,778)	$1,801

[1]
As a result of the Company's acquisition of Midlands at the beginning of the fourth quarter of 2007, the combined operating cash flows of PMA Management Corp. and Midlands have been reported in a new reporting segment, Fee-based Business.  For comparative purposes, all prior periods have been reclassified to reflect this change.  Fee-based Business operating cash flows include only the operating cash flows of Midlands from the date of acquisition.

PMA Capital Corporation
Statutory Surplus
(Dollar Amounts in Thousands)

	1st	2nd		3rd	4th	1st
	Quarter	Quarter		Quarter	Quarter	Quarter
	2007	2007		2007	2007	2008[1]

PMA Pool [2]	$327,379	$333,118		$339,800	$335,394	$343,582
PMA Capital Insurance Company	117,098	75,585	[3]	58,040	47,580	41,099

PMA Capital Corporation
Statutory Financial Information - PMA Pool [2]
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2007	2007	2007	2008[1]

Net Premiums Written:
Workers' Compensation	$113,732	$75,976	$98,459	$64,477	$103,018
Other Commercial Lines	10,258	7,359	9,900	6,139	10,805
Total - PMA Pool	$123,990	$83,335	$108,359	$70,616	$113,823

Statutory Ratios:
Loss and LAE ratio	71.2%	70.3%	68.0%	70.4%	69.6%
Underwriting expense ratio	21.1%	30.2%	25.9%	34.6%	20.3%
Policyholders' dividend ratio	0.6%	1.7%	1.4%	2.1%	1.4%
Combined ratio	92.9%	102.2%	95.3%	107.1%	91.3%
Operating ratio	83.3%	92.4%	85.7%	97.2%	80.7%

[1]	Estimated.
[2]	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[3]	In April 2007, PMA Capital Insurance Company paid an extraordinary dividend in the amount of $37.5 million to its parent, PMA Capital Corporation.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:	Inquiries:
American Stock Transfer & Trust Company	William E. Hitselberger
Shareholder Relations	Chief Financial Officer
59 Maiden Lane – Plaza Level	610.397.5083
New York, NY 10038	e-mail: bhitselberger@pmacapital.com
www.amstock.com
Investor Relations
Phone Inquiries:	610.397.5298
800.937.5449	investorrelations@pmacapital.com

Email Inquiries:	Company Website:
info@amstock.com	www.pmacapital.com

Securities Listing:
The Corporation's Class A Common Stock is listed
on the NASDAQ Stock Market®. It trades under
the stock symbol: PMACA.

Financial Strength Ratings (as of 4/30/2008):

	A.M. Best	Fitch	Moody's
PMA Pool [1]	A- (4th of 16)	BBB+ (8th of 21)	Baa3 (10th of 21)
PMA Capital Insurance Company [2]	B (7th of 16)	B- (16th of 21)	B1 (14th of 21)

[1] The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance
Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[2] In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA
Capital Insurance Company. The reinsurance business is in run-off. On April 1, 2008, we announced that we have executed a definitive stock purchase agreement to sell our Run-off Operations to Armour Reinsurance Group Limited.